Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The provision for income taxes for interim periods is determined using an estimated annual effective tax rate. The effective tax rate may be subject to fluctuations during the year as new information is obtained, which may affect the assumptions used to estimate the annual effective tax rate, including factors such as valuation allowances against deferred tax assets, the recognition or de-recognition of tax benefits related to uncertain tax positions, if any, and changes in or the interpretation of tax laws in jurisdictions where the Company conducts business.

For the three and nine months ended September 30, 2024 and 2023, the Company did not record any federal or state income tax provision or benefit due to net losses incurred for all periods presented. The Company’s net deferred tax assets generated mainly from net operating losses are fully offset by a valuation allowance as the Company believes it is not more likely than not that the benefit will be realized. StemVac’s income tax provision in Germany for all periods presented was insignificant.

13. Income Taxes

Income/(Loss) before provision for income taxes consisted of the following for the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022
United States	$(27,984)	$(25,375)
International	(1,216)	(41)
Loss before provision for income taxes	$(29,200)	$(25,416)

The income tax expense (benefit) by jurisdiction for the years ended December 31, 2023 and 2022, were as follows (in thousands):

	2023	2022
Current:
Federal	$—	$—
State and local	—	—
Foreign	16	11

Total current	$16	$11

Deferred:
Federal	$—	$—
State and local	—	—
Foreign	—	—
Total deferred	—	—
Total tax expense	$16	$11

Since inception, the Company has incurred net operating losses primarily for U.S. federal and state income tax purposes and has not reflected any benefit of such net operating loss carryforwards for any periods presented herein. For the years ended December 31, 2023 and 2022, no U.S. provision or benefit for income taxes was recorded and an insignificant amount of German provision for income taxes was recorded as presented on the consolidated statements of operations.

Income taxes during the years ended December 31, 2023 and 2022 differed from the amounts computed by applying the applicable U.S. federal income tax rates indicated to pretax loss from operations as a result of the following:

	2023	2022
Computed tax benefit at federal statutory rate	21%	21%
Permanent differences	—%	—%
State tax benefit	7%	6%
Stock based compensation	(2)%	(1)%
Other permanent differences	(1)%	—%
Change in valuation allowance	(28)%	(24)%
Research and development credit	—%	—%
Change in fair value of debt	1%	(2)%
Stock issuance cost	(2)%	—%
Acquired startup costs	4%	—%
	—%	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The primary components of the deferred tax assets and liabilities at December 31, 2023 and 2022 were as follows (in thousands):

	2023	2022
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$15,236	$10,102
Research and development credit carryforwards	666	404
Stock-based and other compensation	2,131	1,616
Lease liability	1,143	12
Capitalized research and development expenditures	3,109	1,306
Transaction and financing costs	—	537
Depreciation and amortization	1,508	207
Accrued liabilities and other reserves	1,217	1,376
Total deferred tax assets	25,010	15,560
Right-of-use and other assets	(1,147)	(10)
Total deferred tax liabilities	(1,147)	(10)
Valuation allowance	(23,863)	(15,550)
Net deferred tax asset	$—	$—

As of December 31, 2023, the Company had net operating loss carryforwards of approximately $52.1 million for U.S. federal income tax purposes and $65.3 million for state income tax purposes. Federal net operating losses of $8.0 million generated on or prior to December 31, 2017, expire in varying amounts between 2034 and 2037, while federal net operating losses of $44.1 million generated after December 31, 2017 carryforward indefinitely. The state net operating losses expire in varying amounts between 2034 and 2043.

As of December 31, 2023, the Company has research and development credit carryforwards for federal purposes of $0.7 million and for state purposes of $0.8 million. The federal credits will expire between 2040 and 2043, while the state credits have no expiration.

Utilization of the net operating loss carryforwards and credits may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization. The Company performed a Section 382 study for the period February 15, 2015 to December 31, 2021. There was an ownership change identified on March 26, 2018 after the Company’s Series A-2 preferred stock issuance. The Company has not undertaken a Section 382 study through December 31, 2023. Our ability to utilize our net operating loss carryforwards and other tax attributes to offset future taxable income or tax liabilities may be limited as a result of ownership changes.

A valuation allowance is provided when it is more likely than not that all or some portion of the deferred tax assets will not be realized. The Company established a full valuation allowance for all periods presented due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The change in the valuation allowance was $8.3 million and $6.1 million for the years ended December 31, 2023 and 2022, respectively.

The Company has uncertain tax benefits (“UTBs”) totaling approximately $1.5 million and $1.2 million as of December 31, 2023 and 2022, respectively, which were netted against deferred tax assets subject to valuation allowance. The UTBs had no effect on the effective tax rate and there would be no cash tax impact for any period presented. The Company does not expect its UTBs to change significantly over the next twelve months.

A reconciliation of the beginning and ending unrecognized tax benefit amount is as follows (in thousands):

	December 31,
	2023	2022
Balance at the beginning of the year	$1,239	$1,077
Additions based on tax positions related to current year	278	162
Adjustments based on tax positions related to prior years	—	—
Balance at end of year	$1,517	$1,239

The Company files tax returns in the U.S. for federal purposes and California for state purposes. For jurisdictions in which tax filings have been filed, all tax years remain open for examination by the federal and California state authorities for three and four years, respectively, from the date of utilization of any net operating losses or credits. The Company is not currently under audit by any taxing jurisdiction.

The Company tax filings are subject to audit by taxing authorities in jurisdictions where it conducts business. These audits may result in assessments of additional taxes that are subsequently resolved with the authorities or potentially through the courts. Management believes the Company has adequately provided for any ultimate amounts that are likely to result from these audits; however, final assessments, if any, could be significantly different than the amounts recorded in the consolidated financial statements.